Exhibit 99.1

Investor Presentation Second Quarter 2018

ForwardLooking Statements Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward looking statements generally include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions. South State Corporation (“South State”) cautions readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, the following possibilities: (1) the outcome of any legal proceedings instituted against South State or Park Sterling Corporation (“Park Sterling”); (2) the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where South State and Park Sterling do business; (3) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (4) diversion of management’s attention from ongoing business operations and opportunities; (5) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; (6) South State’s ability to complete the integration of Park Sterling successfully; (7) credit risks associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan-related document; (8) interest risk involving the effect of a change in interest rates on the bank’s earnings, the market value of the bank’s loan and securities portfolios, and the market value of South State’s equity; (9) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (10) risks associated with an anticipated increase in South State’s investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities South State desires to acquire are not available on terms acceptable to South State; (11) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (12) transaction risk arising from problems with service or product delivery; (13) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (14) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, increased capital requirements (including, without limitation, the impact of the capital rules adopted to implement Basel III), Consumer Financial Protection Bureau rules and regulations, and potential changes in accounting principles relating to loan loss recognition; (15) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (16) reputation risk that adversely affects earnings or capital arising from negative public opinion; (17) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (18) cybersecurity risk related to the dependence of South State and Park Sterling on internal computer systems and the technology of outside service providers, as well as the potential impacts of third party security breaches, subjects each company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (19) economic downturn risk potentially resulting in deterioration in the credit markets, greater than expected non-interest expenses, excessive loan losses and other negative consequences, with risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (20) greater than expected noninterest expenses; (21) excessive loan losses; (22) failure to realize synergies and other financial benefits from, and to limit liabilities associated with, mergers and acquisitions within the expected time frame; (23) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with merger and acquisition integration, including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related-matters; (24) the risks of fluctuations in market prices for South State common stock that may or may not reflect economic condition or performance of South State; (25) the payment of dividends on South State common stock is subject to regulatory supervision as well as the discretion of the board of directors of South State, South State’s performance and other factors; and (26) other risks and uncertainties disclosed in South State’s or Park Sterling’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC) or disclosed in documents filed or furnished by South State or Park Sterling with or to the SEC after the filing of such Annual Reports on Form 10-K, and of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements. All forward-looking statements speak only as of the date they are made and are based on information available at that time. South State does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. 2

South State Corporation: SSB Richmond Raleigh Greenville Charlotte Wilmington Columbia Atlanta Myrtle Beach Augusta Charleston Hilton Head Savannah 3

How We Operate the Company Growth Profitability Soundness 4

2Q 2018 Highlights GAAP $40.5 million $1.09 1.12% 13.79 65.63 Adjusted* $52.7 million $1.43 1.45% 17.68 57.26 Net Income EPS Return Return on Average Assets on Average Tangible Equity Efficiency Ratio 5 *Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities gains or losses.

Soundness

Capital Adequacy 13.5% 13.5% 13.0% Tangible Common Equity / Tangible Assets Leverage Ratio CET1 Ratio Tier 1 Capital Ratio Total Risk-Based Capital Ratio SSB (6/30/18) KRX Median (6/30/18) 7 Source: S&P Global Market Intelligence and Company filings. 12.0% 11.6% 12.0% 10.6% 9.5%9.0% 9.8%

Asset Quality NPLs / Loans(1) NPAs / Assets(2) 1.36% 0.74% 0.23% 0.21% 2013 2014 2015 2016 2017 2Q 18 2013 2014 2015 2016 2017 2Q 18 NCOs / Average Loans(4) ALLL / NPLs(3) 322.0% 0.41% 0.06% 0.04% 0.02% 2013 2014 2015 2016 2017 2Q 18 2013 2014 2015 2016 2017 YTD 2018 1) NPLs / Loans includes Acquired and Non-Acquired 2) NPAs / Assets = Non-acquired & Acquired non-credit impaired NPLs, all OREO & OAO / Total Assets. 3) ALLL / NPLs include Non-acquired only. 4) NCOs / Average Loans include Non-acquired only. 8 0.16% 0.09% 293.0% 250.7% 181.8% 121.1% 81.2% 0.63% 0.38% 0.29% 1.02% 0.63% 0.43% 0.25%0.29%

CRE Concentration 2Q Balance 18 % Regulatory Balance Guideline ofRBC* % of RBC* CRE $3.3 219% $4.5 300% Construction $1.3 83% $1.5 100% Land & Development 9 Dollars in billions * Concentration limits calculated based upon bank level total Risk Based Capital (RBC). $1.2 Billion in CRE Lending Capacity

2Q 18 Funding Transaction Accounts $6,675 Demand $3,153 ime Deposits ,810 Other Borrowings $448 Non-Core Funding 19% 10 Dollars in millions 81% Core Funded

Funding of Funds vs. Peers(1) Loans / Deposits Cost 92.61% 0.75% 0.62% 91.70% 0.56% 0.54% 0.49% 90.80% 90.74% 0.40% 90.14% 0.30% 0.21% 0.17% 0.16% 6/17 9/17 12/17 3/18 6/18 6/17 9/17 12/17 Median 3/18 6/18 SSB SSB Borrowings / Total Funding vs. Peers(2) on Wholesale Funding(3) Reliance 15.85% 10.95% 10.73% 14.48% 14.37% 10.14% 13.90% 13.25% 9.31% 8.68% 5.80% 5.57% 5.46% 4.78% 3.99% 4.68% 4.57% 4.18% 3.97% 3.70% 6/17 9/17 12/17 Median 3/18 6/18 6/17 9/17 12/17 3/18 6/18 Median SSB SSB Data per S&P Global Market Intelligence. Peer group includes the 20 largest, major exchange traded banks headquartered in the Southeast with total assets <$50 billion excluding merger targets. (1) Interest incurred on liabilities as a percent of average noninterest-bearing deposits and interest-bearing liabilities (2) Debt as a percent of debt and deposits (3) [(Total borrowings) + (Brokered Deposits)] / [(Total borrowings) + (Total Deposits)] 11

Profitability

Earnings PerDiluted Share $4.85 $4.31 $4.18 $4.11 2014 2015 2016 2017 2Q 18 YTD EPS Adjusted* EPS (Non-GAAP) 13 * Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities gains or losses, deferred tax asset revaluation, and FDIC loss share early termination. $4.55 $2.82 $2.93 $3.75 $3.08 $2.24

Net Interest Margin $129.0 $129.6 $112.3 $100.3 $99.0 4.22% 4.18% 4.13% 4.11% 2Q 17 3Q 17 Net Interest Margin 4Q 17 1Q 18 Net Interest Income 2Q 18 14 Dollars in millions 4.14%

YTD 2018 Revenue Composition Other 13% Trust & Investment Services 19% Fee Income $78.7 Million Deposit Accounts 57% Mortgage Banking 11% 2013 2014 2015 2016 2017 YTD 2018 Noninterest Income Net Interest Income 15 Excludes Securities Gains/Losses. 23% 25% 26% 28% 25% 23% 77% 77% 75% 74% 75% 72%

Efficiency Ratio 68.0% 65.6% 2Q 17 3Q 17 Efficiency Ratio 4Q 17 1Q 18 Adjusted* Efficiency Ratio 2Q 18 16 * Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities gains or losses. 62.2% 66.7% 56.3% 60.0% 57.3% 59.0%58.8% 57.6%

Common Stock Dividends $1.32 2012 2013 2014 2015 2016 2017 YTD 2018 3Q18 Dividend Declared* Dividend per Common Share 17 * 3Q 2018 dividend of $0.35 declared 7/26/2018 with a record date of 8/17/2018 and paid 8/24/2018. $1.21 $1.02 $0.98 $0.35 $0.82 $0.74 $0.69 $0.67

Tangible Book Value + Cumulative Dividends $50.00 $45.31 40.00 30.00 $19.78 20.00 10.00 - 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 TBV 2013 2014 2015 2016 2017 2Q 18 Cumulative Dividend 18 $47.02 $29.73 $13.46 15 year increase of 249%

Growth

Market Demographics Population Growth Projected Change 2018 - 2023 MSA Myrtle Beach Charleston Hilton Head Raleigh Charlotte Wilmington Savannah Greenville Columbia Augusta Richmond US Average Branches 10 24 9 1 26 4 7 18 9 12 8 9.96% 20 Source: S&P Global Market Intelligence. 8.46% 8.29% 8.08% 7.22% 6.98% 6.60% 6.12% 5.56% 4.45% 4.20% 3.03% 72% of Branch Footprint in High Growth Markets

SSBFootprint Market Share Rank 1 Institution Wells Fargo & Co. Deposits Market Share 18.4% $ 30.7 BB&T Corp. 2 3 21.8 21.6 13.1 13.0 Bank of America Corp. 5 First Citizens BancShares Inc. 11.5 6.9 6 SunTrust Banks Inc. 9.2 5.5 7 United Community Banks Inc. 4.6 2.7 8 Synovus Financial Corp. 4.5 2.7 9 Toronto-Dominion Bank 4.2 2.5 10 Regions Financial Corp. 2.0 3.4 Source: S&P Global Market Intelligence. Deposit Data as of 6/30/17. Includes combined counties of operation for SSB; excludes money center or super regional branches with greater than $1.0 Billion in deposits. Deposit data pro forma for any announced transactions. Dollars in billions 21 4South State Corp.11.67.0

# Market Highlights

## Charleston

| | Branches | Deposits | Share |
|---|---|---|---|
| 1 Wells Fargo & Co. (CA) | 24 | $ 2,186 | 17.91% |
| 2 Bank of America Corp. (NC) | 16 | 2,063 | 16.91 |
| **3 South State Corporation (SC)** | **24** | **1,741** | **14.27** |
| 4 First Citizens BancShares Inc. (NC) | 17 | 900 | 7.37 |
| 5 BB&T Corp. (NC) | 13 | 784 | 6.43 |
| 6 Synovus Financial Corp. (GA) | 9 | 741 | 6.07 |
| 7 Pinnacle Financial Partners (TN) | 11 | 609 | 4.99 |
| 8 Carolina Financial Corp. (SC) | 8 | 600 | 4.92 |
| 9 SunTrust Banks Inc. (GA) | 10 | 474 | 3.89 |
| 10 Bank of South Carolina Corp. (SC) | 4 | 387 | 3.17 |

## Charlotte

| | Branches | Deposits | Share |
|---|---|---|---|
| 1 Wells Fargo & Co. (CA) | 84 | $ 8,393 | 24.12% |
| 2 Bank of America Corp. (NC) | 59 | 5,595 | 16.08 |
| 3 BB&T Corp. (NC) | 69 | 5,147 | 14.79 |
| 4 First Citizens BancShares Inc. (NC) | 45 | 2,515 | 7.23 |
| 5 Fifth Third Bancorp (OH) | 39 | 2,472 | 7.11 |
| **6 South State Corporation (SC)** | **22** | **1,654** | **4.75** |
| 7 SunTrust Banks Inc. (GA) | 29 | 1,395 | 4.01 |
| 8 F.N.B. Corp. (PA) | 16 | 749 | 2.15 |
| 9 Pinnacle Financial Partners (TN) | 8 | 723 | 2.08 |
| 10 PNC Financial Services Group (PA) | 17 | 656 | 1.89 |

## Greenville

| | Branches | Deposits | Share |
|---|---|---|---|
| 1 Bank of America Corp. (NC) | 18 | $ 2,453 | 15.75% |
| 2 BB&T Corp. (NC) | 21 | 1,824 | 11.71 |
| 3 Wells Fargo & Co. (CA) | 23 | 1,766 | 11.34 |
| 4 Toronto-Dominion Bank | 19 | 1,687 | 10.83 |
| **5 South State Corporation (SC)** | **14** | **1,064** | **6.83** |
| 6 SunTrust Banks Inc. (GA) | 17 | 1,026 | 6.59 |
| 7 First Citizens BancShares Inc. (NC) | 19 | 861 | 5.53 |
| 8 Southern First Bancshares Inc (SC) | 4 | 781 | 5.02 |
| 9 United Community Banks Inc. (GA) | 15 | 771 | 4.95 |
| 10 Travelers Rest Bancshares Inc. (SC) | 10 | 616 | 3.95 |

## Richmond

| | Branches | Deposits | Share |
|---|---|---|---|
| 1 Wells Fargo & Co. (CA) | 56 | $ 4,520 | 22.44% |
| 2 BB&T Corp. (NC) | 36 | 3,203 | 15.91 |
| 3 Union Bkshs Corp (VA) | 30 | 2,637 | 13.10 |
| 4 SunTrust Banks Inc. (GA) | 37 | 2,165 | 10.75 |
| 5 Bank of America Corp. (NC) | 21 | 2,000 | 9.93 |
| 6 C&F Financial Corp. (VA) | 16 | 814 | 4.04 |
| 7 TowneBank (VA) | 9 | 786 | 3.90 |
| 8 Community Bankers Trust Corp (VA) | 11 | 589 | 2.92 |
| 9 Southern National Bncp of VA (VA) | 10 | 518 | 2.57 |
| **10 South State Corporation (SC)** | **8** | **455** | **2.26** |

Source: S&P Global Market Intelligence. MSA Deposit Data as of 6/30/17. Includes combined counties of operation for SSB; excludes money center or super regional branches with greater than $1.0 Billion in deposits. Deposit data pro forma for any announced transactions.
Dollars in millions

22

SOUTH STATE CORPORATION

Economic Highlights Richmond Raleigh Greenville Charlotte Wilmington Columbia Atlanta Myrtle Beach Augusta Charleston Hilton Head Savannah 23

SOUTH STATE CORPORATION

AverageInterest Earning Assets % of Earning Assets 1.3% % of Earning Assets 1.6% Assets Short-Term Investments 1Q 18 2Q 18 Change $ 166 $ 203 $ 37 Investment Securities 13.4 1,666 13.1 1,653 (13) Loans – Acquired 32.1 4,008 29.7 3,742 (266) Loans – Non-acquired 52.9 6,597 55.3 6,981 384 Loans 85.0 $ 10,605 85.0 $ 10,723 $ 118 Loans Held for Sale 0.3 32 0.3 33 1 Total Interest Earning Assets $ 12,469 $ 12,612 $ 143 25 Dollars in millions Quarterly Averages

Loan Portfolio Mix $10,826 $10,619 2013 2014 2015 Non Acquired 2016 Acquired* 2017 2Q 18 26 Dollars in millions *Acquired loans are net of discounts. $3,628 $6,680 $4,127 $7,198 $6,004 $5,687$5,716 $1,439 $6,492 $1,783 $2,822 $2,248 $5,241 $4,221 $3,468 $2,865

AcquiredLoan Portfolio As of June 30, 2018 Carrying Value Average Balance Accretable Yield/Discount Balance Sheet UPB Discount $635.0 $ (83.0) $ 552 $579.6 $ 121.8 Credit Impaired 3,120.0 (43.6) 3,076.4 3,162.9 43.6 Non-Credit Impaired $ 3,755.0 $ (126.6) $ 3,628.4 $ 3,742.5 $ 165.4 Total Second Quarter 2018 Contractual Interest Contractual Yield Income Statement Accretion Total Income Total Yield $ 8.3 $ 6.0 $ 14.3 5.09% 9.91% Credit Impaired 36.8 7.7 44.5 4.59 5.64 Non-Credit Impaired $ 45.1 $ 13.7 $ 58.8 4.67% 6.30% Total 27 Dollars in millions Annualized Yields

Q2 18Loans by Type Commercial 33.8% Commercial Real Estate 29.6% Total Loans $10.8 billion Consumer 36.6% 28

Stratification of Loan Portfolio 100% Average Loan Size All Loans Commercial Mortgage Consumer $126 328 221 28 80 60 40 < $100 $100 - $999 20 $1,000+ # of Active Notes 0 12/31/2010 6/30/2018 29 Dollars In thousands 86,176 29,465

2Q 18 Investment Portfolio Composition State & Municipal-HTM 1% Bank Fixed Income Portfolio State & Municipal AFS 13% (AFS & HTM) Agency Mortgage-Backed Securities 70% Tax Equivalent Yield Weighted Average Life 2.7% 4.8 years 3.8 Total Carrying Value $1.6 Billion Effective Duration SBA U.S. Agency/GSE Debentures 3% 30 Fair value for AFS securities; amortized/accreted cost for HTM securities. Does not include FHLB stock or investment in unconsolidated subsidiaries.

2Q 18 Transaction Deposit Composition Dollar Balance Number of Accounts ~377,000 accounts Non-Interest Bearing $3,153 32% Interest Bearing 59% Non-Interest Bearing 41% Interest Bearing $6,675 68% ~263,000 accounts 31 Dollars in millions Includes all deposits accounts except certificates of deposit Online Banking~ 269,000 users Mobile App~ 159,000 users Mobile Deposits (monthly)~ 216,000 transactions

Wealth Assets Under Management (millions) or Care Noninterest Income (thousands) 2013 2013 2014 2014 2015 2015 17 2016 2016 4 2017 2017 $5,113 $25,401 YTD 2018 2Q 18 $5,523 32 $12,661 $18,344 $20,1 $19,76 $15,081 $3,406 $3,828 $3,940 $4,171

Mortgage Banking Production (millions) Noninterest Income (thousands) 2013 $1,668 2013 2014 2014 70 2015 2015 9 $21,761 2016 2016 ,404 $20,547 2017 2017 1,577 7,954 YTD 2018 YTD 2018 33 * Source: S&P Global Market Intelligence $9,149 $16,1 $1 $8,265 $1,195 $1,37 $1 $ $788

Branch Network Total branches 12/31/2009 Acquired Consolidated or sold Total branches 6/30/2018 48 201 (71) 178 Average deposits 6/30/2009 6/30/2018 per branch (in millions) $46 65 34

Asset Growth $14.6 $14.5 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q2 2018 35 Dollars in billions $8.6$8.9 $7.9$7.8 $5.1 $3.6$3.9 $2.7

M&A History Peoples Bancorporation $546 MM April 2012 Community Bank & Trust $1.0 Bn Savannah Bancorp, Inc $950 MM December 2012 Bank of America Branch Acquisition $438 MM Park Sterling Corporation $3.3 Bn January 2010 August 2015 December 2017 2010 2011 2012 2013 2014 2015 2016 2017 $3.6 Bn $14.5 Bn First Financial Southeastern Bank Habersham Bank $360 MM February 2011 Holdings, Inc. $3.2 Bn July 2013 Financial Corp. $1.8 Bn January 2017 BankMeridian $234 MM July 2011 36

Market Performance Since 2006 300% --------------------------------------------------------------------------------------------------------------------------------250 ---------------------------------------------------------------------------------------------------------------240% 200 170% 150 100 50 17% 0 -50 -100 2006 2009 -SSB 2012 -SSB Total 2015 KRX 2018 Return - 37 SOUTH STATE CORPORATION Source: SftP Global Market Intelligence

Analyst Coverage Brean Capital FIG Partners Keefe, Bruyette & Woods Piper Jaffray Sandler O’Neill Stephens SunTrust Robinson Humphrey 38

Investor Contacts Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President Chief Financial Officer James C. Mabry IV Executive Vice President Investor Relations and Mergers & Acquisitions 520 Gervais Street Columbia, South Carolina 29201 800-277-2175 www.southstatebank.com 39

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